Commitments and Contingencies	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
(8)	Commitments and Contingencies
Legal Matters
Washington Climate Commitment Act
In 2021, the Washington Legislature adopted the CCA, which establishes a GHG emissions cap-and-invest
program that requires covered entities, including electric and natural gas utilities, to purchase allowances to cover their GHG emissions with a cap on available allowances beginning on January 1, 2023 that declines annually through 2050.

The WDOE has provided an initial allocation of
no-cost
allowances to electric utilities, including PSE, for operations through 2026. However, qualifying electric utilities have been allowed to submit revised emissions forecasts approved by the Washington Commission to WDOE. PSE has filed revised forecasts for emissions associated with its 2023, 2025 and 2026 operations, all of which were approved by the Washington Commission. The WDOE approved the revised 2023 forecast and made modest adjustments to the 2026 revised forecast. PSE understands that WDOE will consider changes or adjustments to the 2025 forecast in October 2026, after WDOE has received verified actual emissions for electric operations for calendar year 2025 actual emissions. To the extent WDOE were to determine that an adjustment to the allocation of no-cost
allowances for PSE electric operations for calendar year 2025 were appropriate or necessary, PSE understands that such adjustment would occur in the form of an increase or decrease to the allocation of no-cost
allowances for PSE electric operations for calendar year 2027.
Given the potential for future rulemakings and the WDOE’s ability to adjust no-cost
allowances for electric operations during the compliance period or make changes to rules governing the program, there is estimation uncertainty surrounding the Company’s ability to estimate its compliance obligation for electric operations both on an annual basis and a four-year compliance period, prior to a final WDOE determination. The WDOE has indicated there will be future rulemakings impacting the compliance obligation, including the true-up
mechanism, which could impact periods within the first compliance period: thus, PSE has recorded its compliance obligation based on its best estimate and is unable to determine a range of possible outcomes at this time.
As uncertainties are resolved in future periods, the Company does not anticipate material impacts to its reported earnings due to the cost-recovery mechanisms that exist. For further information, see Note 4, “Regulation and Rates” to the audited consolidated financial statements included in this prospectus.
Other Commitments and Contingencies
In addition to the contractual obligations and consolidated commercial commitments disclosed in the Company’s Annual Report on Form
10-K
for the year ended December 31, 2025, during the three months ended March 31, 2026, the Company entered into new Electric Portfolio contracts with estimated payment obligations totaling $94.2 million through 2027. On May 7, 2026, the Company entered into a PPA, which increases the Company’s total estimated payment obligation by approximately
 $165.9 million through 2028.
On July 22, 2025, the Company executed two agreements with the same counterparty that would provide the Company with the output of a 400 MW solar PV energy project and the capacity of a 200 MW battery energy storage system, both over a
25-year
term. The total estimated payment obligation during the term of the agreements is approximately $2.1 billion. The agreements contain certain provisions that would allow the counterparty to terminate the agreements before August 31, 2026 for a nominal fee.
For further information regarding the Company’s commitments and contingencies, see Note 15, “Commitments and Contingencies” to the audited consolidated financial statements included in this prospectus.

(15) Commitments and Contingencies
For the year ended December 31, 2025, approximately 14.0% of the Company’s energy output was obtained at an average cost of approximately $0.051 per Kilowatt Hour (kWh) through long-term contracts with three of the Washington Public Utility Districts (PUDs) that own hydroelectric projects on the Columbia River. The purchase of power from the Columbia River projects is on a pro rata share basis under which the Company pays a proportionate share of the annual debt service, operating and maintenance costs and other expenses associated with each project, in proportion to the contractual share of power that PSE obtains from that project. In these instances, PSE’s payments are not contingent upon the projects being operable; therefore, PSE is required to make the payments even if power is not delivered. These projects are financed substantially through debt service payments and their annual costs should not vary significantly over the term of the contracts unless additional financing is required to meet the costs of major maintenance, repairs or replacements, or license requirements. The Company’s share of the costs and the output of the projects is subject to reduction due to various withdrawal rights of the PUDs and others over the contract lives.
The Company’s expenses under these PUD contracts were as follows for the years ended December 31:

(Dollars in Thousands)	2025	2024	2023
PUD contract costs	$219,263	$211,800	$174,385
As of December 31, 2025, the Company purchased portions of the power output of the PUDs’ projects as set forth in the following table:

		Company’s Share of
(Dollars in Thousands)	Contract Expiration	2026 Percent of Output	2026 Megawatt Capacity	Estimated 2026 Total Costs	2026 Debt Service Costs	Interest included in 2026 Debt Service Costs	Debt Outstanding
Rock Island and Rocky Reach Projects	2051	35.0%	764	$172,123	$26,126	$6,980	$150,913
Wells Project	2032	20.0%	168	74,216	—	—	—
Priest Rapids and Wanapum Projects	2052	9.0%	179	86,362	721	386	8,533

Total			1,111	$332,701	$26,847	$7,366	$159,446

Power Purchase Agreements
The Company enters into agreements to purchase power and electric capacity. Renewable energy PPAs include energy from solar, wind, hydro, and biomass sources in which some generation facilities have not yet been constructed. Other PPAs includes non-renewable
energy sources, demand response contracts, and other wholesale agreements accounted for as derivatives under ASC 815 where the source of the energy is either non-renewable
energy or unspecified. The contracts for renewable energy, capacity and other contracts expire at various dates through 2054, 2043, and 2030, respectively.
The following table summarizes the Company’s estimated payment obligations for electric portfolio contracts. These contracts have varying terms and may include escalation and termination provisions.

(Dollars in Thousands)	2026	2027	2028	2029	2030	Thereafter	Total
Renewable energy	$488,041	$394,573	$464,891	$439,601	$417,400	$7,098,946	$9,303,452
Capacity	136,659	135,999	117,565	115,176	97,218	406,693	1,009,310
Other	616,498	319,321	200,574	169,361	106,393	458,258	1,870,405

Total	$1,241,198	$849,893	$783,030	$724,138	$621,011	$7,963,897	$12,183,167

Total purchased power contracts provided the Company with approximately 18.6 million, 14.6 million and 14.7 million MWhs of firm energy at a cost of approximately $1,196.4 million, $1,006.3 million and $851.6 million for the years 2025, 2024, and 2023, respectively.
Natural Gas Supply Obligations
The Company has entered into various firm supply, transportation and storage service contracts in order to ensure adequate availability of natural gas supply for its customers and generation requirements. The Company contracts for its long-term natural gas supply on a firm basis, which means the Company has a 100% daily take obligation and the supplier has a 100% daily delivery obligation to ensure service to PSE’s customers and generation requirements. The transportation and storage contracts, which have remaining terms from 1 year to 21 years, provide that the Company must pay a fixed demand charge each month, regardless of actual usage.
The Company incurred demand charges of $131.6 million, $125.0 million, and $137.6 million for firm transportation, storage and peaking services for its natural gas customers for the years 2025, 2024, and 2023. The Company incurred demand charges of $77.6 million, $71.1 million, and $60.5 million for firm transportation, storage and peaking services for the natural gas supply for its combustion turbines for the years 2025, 2024, and 2023.
The following table summarizes the Company’s obligations for future natural gas supply and demand charges through the primary terms of its existing contracts. The quantified obligations are based on the FERC and Canadian Energy Regulator (CER) currently authorized rates, which are subject to change.

Natural Gas Supply and Demand Charge Obligations (Dollars in Thousands)	2026	2027	2028	2029	2030	Thereafter	Total
Natural gas wholesale market transactions	$520,649	$424,660	$265,083	$155,465	$76,323	$—	$1,442,180
Firm transportation service	184,218	182,042	176,006	144,404	123,190	541,516	1,351,376
Firm storage service	8,476	8,189	2,678	837	837	4,109	25,126

Total	$713,343	$614,891	$443,767	$300,706	$200,350	$545,625	$2,818,682

Service Contracts
The following table summarizes the Company’s estimated obligations for energy production service contracts through the terms of its existing contracts.

Service Contract Obligations (Dollars in Thousands)	2026	2027	2028	2029	2030	Thereafter	Total
Energy production service contracts	$38,372	$39,054	$42,082	$43,159	$42,905	$38,368	$243,940
Legal Matters
Washington Climate Commitment Act
In 2021, the Washington Legislature adopted the CCA, which establishes a GHG emissions cap-and-invest
program that requires covered entities, including electric and natural gas utilities, to purchase allowances to cover their GHG emissions with a cap on available allowances beginning on January 1, 2023 that declines annually through 2050. The WDOE published final regulations to implement the program on September 29, 2022, which became effective on October 30, 2022. The WDOE also indicated that there will be subsequent rulemakings building off initial rulemaking as program implementation proceeds.

Compliance with the CCA requires covered entities to obtain allowances equal to their emissions and submit to the WDOE annually according to a staggered four-year compliance schedule. For the first three years of each compliance period, covered entities must submit allowances to cover at least 30% of their annual compliance obligation, as determined by the WDOE, no later than November 1st of the following year. For the fourth year of each compliance period, covered entities must submit sufficient allowances to cover 100% of their full four-year compliance obligation, as determined by the WDOE.
The WDOE has provided an initial allocation of
no-cost
allowances to electric utilities, including PSE, for operations through 2026. However, qualifying electric utilities have been allowed to submit revised emissions forecasts approved by the Washington Commission to WDOE. PSE has filed revised forecasts for emissions associated with its 2023, 2025 and 2026 operations, all of which were approved by the Washington Commission. The WDOE approved the revised 2023 forecast and made modest adjustments to the 2026 revised forecast. PSE understands that WDOE will consider changes or adjustments to the 2025 forecast in October of 2026, after WDOE has received verified actual emissions for electric operations for calendar year 2025 actual emissions. To the extent WDOE were to determine that an adjustment to the allocation of no-cost
allowances for PSE electric operations for calendar year 2025 were appropriate or necessary, PSE understands that such adjustment would occur in the form of an increase or decrease to the allocation of no-cost
allowances for PSE electric operations for calendar year 2027.
The WDOE has provided notice to PSE that it does not intend to make further adjustments to its 2023 and 2024 annual compliance obligation based on its 2023 and 2024 reported covered emissions as previously reported to the WDOE. The WDOE has indicated that there will be future meetings with electric utilities on how the adjustment (or
“true-up”)
mechanism will work going forward and that the WDOE would provide electric utilities advance notice if any such adjustments were being considered. Based on the determinations made by the WDOE in the aforementioned notices, PSE recorded a compliance obligation of $119.3 million for allowances for electric operations as of December 31, 2025. Given the potential for future rulemakings and the WDOE’s ability to adjust no-cost
allowances for electric operations during the compliance period or make changes to rules governing the program, there is estimation uncertainty surrounding the Company’s ability to estimate its compliance obligation for electric operations both on an annual basis and a four-year compliance period, prior to a final WDOE determination. The WDOE has indicated there will be future rulemakings impacting the compliance obligation, including the true-up
mechanism, which could impact periods within the first compliance period, thus, PSE has recorded its compliance obligation based on its best estimate and is unable to determine a range of possible outcomes at this time.
As existing uncertainties are resolved in future periods, any change in compliance costs incurred to date as a result of such estimated additional liabilities would be deferred under ASC 980 as a regulatory asset consistent with Docket No.
UE-220974,
as these amounts will be recoverable from customers in future utility rates. As a result, there is no current impact to the Company’s consolidated statements of income.
Indemnifications
In connection with the sale of approximately 50% of the ITC, PSE provided indemnification against the buyer’s losses related to a failure to satisfy the ITC qualification or transferability requirements under the Internal Revenue Code, but not due to the action or legal tax status of the buyer. As of December 31, 2025, management believes the likelihood is remote that PSE would be required to perform under such indemnification provisions or otherwise incur any significant losses with respect to such indemnities. The Company has not recorded any liability on the consolidated balance sheets with respect to these indemnities.
Other Commitments and Contingencies
On December 8, 2025, PSE entered into a tolling agreement to purchase the energy and capacity associated with a 700.0 MW yet-to-be
constructed natural gas combined cycle facility. The tolling agreement represents a lease to PSE and is expected to commence in the fourth quarter of 2028. The expected total capacity payments will approximate $2.1 billion over the lease term ending in December 2044. The agreement is subject to final approval by the counterparty upon the satisfaction of certain conditions including approval by the Washington Commission.
On July 22, 2025, the Company executed two agreements with the same counterparty that would provide the Company with the output of a 400 MW solar PV energy project and the capacity of a 200 MW battery energy storage system, both over a
25-year
term. The total estimated payment obligation during the term of the agreements is approximately $2.1 billion. The agreements contain certain provisions that would allow the counterparty to terminate the agreements within 300 days of the execution date for a nominal fee.
For information regarding PSE’s environmental remediation obligations, see Note 4, “Regulation and Rates,” above.